U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 31, 2009

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2009, the Board of Directors of Emeritus Corporation (the “Company”) promoted Chris Hyatt to Senior Vice President—Operations.  Mr. Hyatt joined the Company in 1998 and has worked in various roles throughout his tenure including Regional Director of Operations and Divisional Director of Operations.  Most recently, Mr. Hyatt served as Vice President of Operations for the Company’s Southeast Division.  Prior to joining the Company, Mr. Hyatt worked in the acute care industry and has over 17 years of experience in the healthcare field.  Mr. Hyatt’s responsibilities will include management of the Divisional Vice Presidents – Operations, the purchasing department and the operations development department.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

99.1	Press Release dated August 5, 2009, entitled Emeritus Announces New Sr. Vice President—Operations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 5, 2009		EMERITUS CORPORATION

	By:	/s/ Raymond R. Brandstrom
Raymond R. Brandstrom, Executive Vice President— Finance, Chief Financial Officer, and Secretary

INDEX TO EXHIBITS

Exhibit No.                                           Description

99.1	Press Release dated August 5, 2009, entitled Emeritus Announces New Sr. Vice President—Operations.